UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2006

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2006, KMG America Corporation (the “Corporation”) issued a press release announcing results for the third quarter of 2006. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On November 6, 2006, the Corporation posted on its website the KMG America Corporation Quarterly Financial Supplement for Third Quarter 2006, which is referenced in the aforementioned press release. The information contained in the KMG America Corporation Quarterly Financial Supplement for Third Quarter 2006, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference. On November 6, 2006, the Corporation also held an investor web cast to discuss third quarter 2006 results. The manuscript for this web cast, which is attached as Exhibit 99.3 to this report, is incorporated herein by reference.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Corporation under the Securities Act of 1933, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release, issued on November 6, 2006, announcing KMG America Corporation’s results for the third quarter of 2006.
99.2	KMG America Corporation Quarterly Financial Supplement for Third Quarter 2006.
99.3	Manuscript for web cast held on November 6, 2006, discussing third quarter 2006 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: November 6, 2006	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, issued on November 6, 2006, announcing KMG America Corporation’s results for the third quarter of 2006
99.2	KMG America Corporation Quarterly Financial Supplement for Third Quarter 2006
99.3	Manuscript for web cast held on November 6, 2006, discussing third quarter 2006 results